UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 11, 2011
Date of Report (Date of earliest event reported)

UNITED COMMUNICATIONS PARTNERS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53530	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SVEAVÄGEN 17, BOX 3061, SE-103 61, STOCKHOLM, SWEDEN	SE-10361
(Address of principal executive offices)	(Zip Code)

+468 660 7333
Registrant’s telephone number, including area code

BARK GROUP INC.
(Former name if changed since last report)

Ostergade 17-19, 3rd Floor, Copenhagen K, Denmark, DK-1100
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the Registrant’s pro forma financial statements and the related notes that are included herein.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

We have completed the following sales of equity securities in transactions that have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) and that have not been reported on our previously filed periodic reports filed under the Securities Exchange Act of 1934 (the “Exchange Act”):

We completed the issuance of an aggregate of 934,579,440 shares of our common stock in connection with the completion of the transactions contemplated in the Amendment No. 2 to the Share Purchase Agreement, as amended, under Item 5.01 of this Current Report on Form 8-K. We relied on Rule 903 of Regulation S of the Securities Act in completing the issuance of these shares based on the fact that none of the Principal Shareholders are “U.S. Persons” and all offers in connection with this transaction were made outside of the United States. All certificates representing the shares were endorsed with restrictive legends under the Securities Act.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01      Changes in Control of Registrant

Background

Share Purchase Agreement

United Communications Partners Inc. (the “Company” or “we”) completed the acquisition of all of the issued and outstanding shares of Tre Kronor Media AB, a Swedish media company (“Tre Kronor”) on May 4, 2010 (the “Acquisition”). The Acquisition was completed pursuant to the terms and conditions of a share purchase agreement dated April 9, 2010 (the “Share Purchase Agreement”) entered into among the Company and each of the shareholders of Tre Kronor represented by Niclas Fröberg and Carl Johan Grandinson, the principal shareholders of Tre Kronor (the “Principal Shareholders”). A copy of the Share Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on April 15, 2010. A summary of the material terms of the Acquisition was reported on the Company’s Current Report on Form 8-K and amended Form 8-K/A filed with the SEC on April 15, 2010, on May 10, 2010 and on July 19, 2010.

Amendment No. 1

On August 9, 2010, the Company entered into an amendment agreement dated August 2, 2010 (the “Amendment No. 1”) with the Principal Shareholders pursuant to which section 2.5 of the Share Purchase Agreement was annulled. A summary of the material terms of the Amendment No. 1 was reported on the Company’s Quarterly Report on Form 10-Q for period ended June 30, 2010 and a copy of the Amendment No. 1 was attached as an exhibit to this Quarterly Report filed with the SEC on August 23, 2010.

Amendment No. 2

On October 13, 2011, the Company entered into a further amendment agreement dated October 13, 2011 (the “Amendment No. 2”) with the Principal Shareholders to further amend certain terms of the Share Purchase Agreement, as amended. The material terms of the Amendment No. 2 are summarized below (capitalized terms used but not defined herein correspond to those of the Share Purchase Agreement):

1)

The Parties have agreed to annul section 3.8 through 3.13 in the Share Purchase Agreement under which the Principal Shareholders are entitled to receive a “leaver” compensation. The leaver compensation was originally provided for under the Share Purchase Agreement and included (i) a “bad leaver” compensation clause whereby the Company would be obligated to pay an amount of $600,000 to the Principal Shareholder in circumstances where the employment agreement of the Principal Shareholder was terminated by reason of that person’s resignation (other than in circumstances enumerated in the definition of the “good leaver” clause), by summary dismissal or by certain other enumerated events, including serious or persistent breach of obligations under the employment agreement, and (ii) a “good leaver” clause whereby the Company would be obligated to pay an amount of $600,000 to a Principal Shareholder where the Principal Shareholder ceased to be an employee for reasons other than being a “bad leaver”. In addition to the cash payment, all shares of the Company issued by the Company to the Principal Shareholder in connection with the Tre Kronor acquisition were to be returned to the Company in the event of a “bad leaver”, with the exception of 10,000,000 common shares which the Company would purchase from the Principal Shareholder at a price of $0.10 per share during a period of 12 months after termination.

In consideration of annulment of the “good leaver” and “bad leaver” clauses, the Company agreed to issue to each of the Principal Shareholders newly issued shares in the Company (free and clear of any encumbrances) in the amount equal to $600,000, for an aggregate purchase price of $1,200,000. The price per share was agreed to be $0.001284, being the average of closing prices 20 days prior to October 11, 2011, less a discount of 20%, resulting in an aggregate of 934,579,440 shares of common stock to be issued to the Principal Shareholders.

It was a condition for the Principal Shareholders' obligation to consummate the transactions contemplated by the Amendment No. 2 that following the delivery of shares to the Principal Shareholders on the closing date, the Principal Shareholders shall own not less than 69% (sixty nine percent) of the share capital of the Company (on a fully diluted basis).

2)

By co-signing the Amendment No. 2, Tre Kronor and the Principal Shareholders accepted and acknowledged to hold harmless and indemnify the present board of directors and other members of management of the Company from any claims, arising from the Amendment No. 2 and from any issues related to the Share Purchase Agreement, from the Company, the other Sellers or any third party in respect of their service as directors or management as of the signing of the Company from the date of the Amendment No. 2, provided, however, that (a) the collective obligations of the Principal Shareholders under the Amendment No. 2 shall not exceed $1,200,000 and (b) the obligation to indemnify shall not apply to grossly negligent or fraudulent acts on the part of any indemnified party. The Principal Shareholders agreed to deliver on the closing date releases from the Principal Shareholders and the other Sellers even if they are not party to the Amendment No. 2 and the delivery of such releases was a condition to Purchaser's obligation to close and issue the shares contemplated by the Amendment No. 2. Such releases were to cover any and all claims, damages, liabilities and losses of any other nature arising in connection with the Share Purchase Agreement, the completion of the transactions thereunder and the issue to the Principal Shareholders or the Sellers of shares of the Company and the subsequent ownership of such shares.

3)

The present board of directors, Lars Thomassen and Bent Helvang, are to be replaced by representatives of the Principal Shareholders subsequent to the closing of the transactions contemplated by the Amendment No. 2. Lars Thomassen was to resign effective October 29, 2011.

4)

The Principal Shareholders agreed to cause Tre Kronor to, from Tre Kronor's available funds and to the extent permissible under applicable law, settle all liabilities (creditors and loans) in the Company, provided that the Principal Shareholders shall not be personally liable for any of the contemplated payments.

5)

Regardless of whether or not the Principal Shareholders decided to terminate the Amendment No. 2, by co- signing the Amendment No. 2 the Principal Shareholders have agreed to use their best efforts to cause Tre Kronor to accept and acknowledge that it shall settle all costs (legal, audit (Marcum), CFO & book keeping costs, etc.) associated with the due and punctual submission of mandatory reports, filings, etc. (regarding third quarter SEC report – due November 2011). The Principal Shareholders agreed to cause Tre Kronor to advance to the CFO a retainer for one month’s pay no later than October 14, 2011, provided that the Principal Shareholders shall not be personally liable for any of the contemplated payments.

6)

It is further agreed that the redemption agreement concerning Niclas Fröberg from August 2010 expiring end of 2011, filed in the 10 K 2010, under which Niclas Fröberg is obligated to replace part of his Bark Consideration Shares against a cash payment from the Company in the amount of SEK 3,000,000 (Swedish Kronor) can be settled either by Niclas Fröberg returning shares in the Company to Tre Kronor at a fair value of SEK 3,000,000 before December 31, 2011 or by repaying SEK 3,000,000 in cash to Tre Kronor on behalf of the Company before December 31, 2011.

7)	The Parties shall in common make public an agreed press statement in respect of the transactions to be consummated under the Amendment No. 2 once it is fully executed.

8)

The Principal Shareholders acknowledged and agreed that the shares of the Purchaser to be issued to them will be "restricted securities" under the United States Securities Act of 1933, as amended and accordingly will be subject to restrictions on resale and the certificates representing the shares will be endorsed with legends confirming these restrictions on resale.

9)	Save for the provisions in the Amendment No. 2, the provisions in the Share Purchase Agreement, as amended, are to remain in force.

Pursuant to the terms of the Amendment No. 2, the Principal Shareholders had the right to cancel the Amendment No. 2 in full, however the cancellation right was not exercised and expired on October 28, 2011. The transactions contemplated by the Amendment No. 2 were completed effective November 11, 2011 (the “Completion Date”).

A summary of the material terms of the Amendment No. 2 was reported on the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2011 and a copy of the Amendment No. 2 was filed as an exhibit therein.

Completion under the Amendment No. 2

On the Completion Date, the following were completed as contemplated in the Amendment No. 2:

  The Company issued an aggregate 934,579,440 shares of common stock of the Company to the Principal Shareholders at deemed price of $0.001284 per share (the “Compensation Shares”) in consideration of the annulment of the “good leaver” and “bad leaver” clauses pursuant to the Amendment No. 2.

  The Principal Shareholders delivered releases executed by the Principal Shareholders in favour of the Company, which releases covered any and all claims, damages, liabilities and losses of any other nature arising in connection with the Share Purchase Agreement, the completion of the transactions thereunder and the issue to the Principal Shareholders or the Sellers of shares of the Company and the subsequent ownership of such shares.

  Lars Thomasson resigned as a director of the Company and was replaced by Carl Johan Grandinson.

Upon the issuance of the Compensation Shares to the Principal Shareholders, the Principal Shareholders now each own more than 10% of the common share capital of the Company (on a fully diluted basis) as follows:

Name of Principal Shareholder	Position held	Shares Held Before Completion Date	Shares Acquired on Completion Date	Total Shares Held	Percentage of Outstanding Shares Held(1)
Niclas Fröberg	CEO, Chairman and Director of the Company and CEO of Tre Kronor	33,310,000	467,289,720	500,599,720	34.26%
Carl Johan Grandinson	Director and Corporate Secretary of the Company	40,405,000	467,289,720	507,694,720	34.75%

   (1)Based on 1,460,923,537 shares of common stock issued and outstanding as at November 11, 2011.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chairman of the Company

On November 11, 2011, Niclas Fröberg, our Chief Executive Officer and director, was appointed as our Chairman concurrent with the resignation of Lars Thomassen as our Chairman and a member of the board of directors.

Niclas Fröberg

Mr. Niclas Fröberg is the Chief Executive Officer of the Company and Tre Kronor. Mr. Fröberg is also a member of the board of directors of the Company. Mr. Fröberg was a founding shareholder of Tre Kronor which was acquired by the Company on May 4, 2010, and former part owner and CEO of media company “Mindshare Nordic”. There has been no arrangement other than disclosed above in connection with the Amendment No. 2, as discussed above in Item 5.01 of this current report on Form 8-K, with respect to the appointment of Mr. Fröberg as director and officer of the Company.

Mr. Fröberg was one of the Principal Shareholders of Tre Kronor prior to its acquisition by the Company pursuant to the Share Purchase Agreement and was a party to each of the Share Purchase Agreement, the Amendment No. 1 and the Amendment No. 2, each as disclosed above in Item 5.01 of this current report on Form 8-K.

Niclas Fröberg was appointed as our chief executive officer on September 20, 2010 and as a member of our board of directors on March 15, 2011. He began his media career in 1990 at TV3, where he started as responsible for sales in the TV program ‘Wheel of Fortune’ into the Scandinavian market. In 1995, Mr. Fröberg joined media agency Scandinavian Media Consultant, where he became Chief Executive Officer and later, owner. Four years later, WPP and MindShare acquired Scandinavian Media Consultant. During 1999 to 2006, Mr. Fröberg worked as Nordic chief executive officer of MindShare leading over 150 people and $250 million media buying. In 2007, Mr. Fröberg became a co-founder, together with Carl Johann Grandinson and Jacob De Geer, of Tre Kronor Media/United Media Nations, a media agency focused on sales and performance-based marketing.

Mr. Fröberg’s business experience includes:

  CEO and director of the Company

  CEO of Tre Kronor

  2007: Founded United Media Nations (a part of Tre Kronor)

  2005: Board member of the Swedish Council of Media Agencies

  2002: Chairman of the Swedish Sponsorship and Event Association

  1999-2006: Nordic CEO and owner of Mindshare

  1995: CEO and owner of Scandinavian Media Consulting

Mr. Fröberg has a Bachelor’s Degree of Economics and Marketing, Stockholm University.

Appointment of New Director and Corporate Secretary of the Company

On November 11, 2011, Carl Johan Grandinson was appointed to our board of directors concurrent with the resignation of Lars Thomassen a member of the board of directors and as our Chairman. In addition, Mr. Grandinson has been appointed as our Corporate Secretary. The change in directors was contemplated under the Amendment No. 2, as discussed above in Item 5.01 of this current report on Form 8-K.

Carl Johan Grandinson

Carl Johan Grandinson was the chief operating officer of Tre Kronor from 2007 to July 2010. Mr. Grandinson was part of the start up team behind TradeDoubler in 1999. During the following years, Mr. Grandinson held the position of chief executive officer of TradeDoubler France and Sweden and became regional manager of the TradeDoubler Group in eight countries in 2006. In 2007, Mr. Grandinson became a co-founder, together with Niclas Fröberg and Jacob De Geer, of Tre Kronor Media/United Media Nations, a media agency focused on sales and performance-based marketing.

Mr. Grandinson was one of the Principal Shareholders of Tre Kronor prior to its acquisition by the Company pursuant to the Share Purchase Agreement and was a party to each of the Share Purchase Agreement, the Amendment No. 1 and the Amendment No. 2, each as disclosed above in Item 5.01 of this current report on Form 8-K.

Mr. Grandinson’s business experience includes:

  Director and Corporate Secretary of the Company

  2007-2010: COO of Tre Kronor

  2007: Founded United Media Nations (a part of Tre Kronor)

  2006: Regional Manager of TradeDoubler Group in eight countries

  2004: CEO of TradeDoubler Sweden

  2001: CEO of TradeDoubler France

  2000: Launched TradeDoubler within ten different countries

  1999: TradeDoubler Start-up team/ Owner

Mr. Grandinson holds a Masters of Science in Mechanical Engineering, Royal Institute of Technology; Marketing, Stockholm School of Economics.

SECTION 9 -    FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro Forma Consolidated Financial Statements.

None.

(c)	Exhibits.

Exhibit No.	Document

10.1	Amendment No. 2 to Share Purchase Agreement, dated October 13, 2011(1)

(1) Previously filed as an exhibit to our current report on Form 8-K filed with the SEC on October 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNICATIONS PARTNERS INC.

Date: November 17, 2011
	By:	/s/ Niclas Fröberg
	Name:	Niclas Fröberg
	Title:	Chief Executive Officer